UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  May 1, 2013

VIROPHARMA INCORPORATED

(Exact Name of Registrant as Specified in its Charter)

DELAWARE (State or Other Jurisdiction of Incorporation or Organization)	0-021699 (Commission File Number)	23-2789550 (I.R.S. Employer Identification Number)

730 STOCKTON DRIVE, EXTON, PENNSYLVANIA 19341

(Address of Principal Executive Offices including Zip Code)

(610) 458-7300

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Item 2.02  Results of Financial Operations and Financial Condition.

On May 1, 2013, ViroPharma Incorporated (the “Company”) issued a press release announcing its financial results for its first quarter ended March 31, 2013.  In its press release, the Company included certain historical non-U.S. Generally Accepted Accounting Principles (“non-GAAP”) financial measures as defined in Regulation G promulgated by the Securities and Exchange Commission for each of the three-month periods ended March 31, 2013 and March 31, 2012 and as of March 31, 2013.  Reconciliations for such historical non-GAAP financial measures are attached to or included in the press release furnished as Exhibit 99.1.  The Company believes that its presentation of historical non-GAAP financial measures provides useful supplementary information to and facilitates additional analysis by investors.  These historical non-GAAP financial measures are in addition to, not a substitute for, or superior to, measures of financial performance prepared in accordance with U.S. Generally Accepted Accounting Principles.

Item 9.01  Financial Statements and Exhibits.

The following exhibits are attached to this Form 8-K:

(d)	Exhibit No.	Description

	99.1	Press release dated May 1, 2013 announcing financial results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIROPHARMA INCORPORATED

Date: May 1, 2013	By:	/s/ J. Peter Wolf
J. Peter Wolf
Vice President, General Counsel and Secretary

Index of Exhibits

Exhibit
Number	Description
99.1	Press release dated May 1, 2013 announcing financial results.